UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

GIGCAPITAL4, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GigCapital4 Announces Filing of Definitive Proxy Statement and

Special Meeting Date in Connection with Proposed Business Combination With BigBear.ai

Special Meeting of GigCapital4, Inc. Stockholders Scheduled for December 3, 2021 to Approve Business Combination

BigBear.ai to be Listed on the NYSE under “BBAI” and “BBAIW” Ticker Symbols

COLUMBIA, Md. & PALO ALTO, Calif. / November 8, 2021 – GigCapital4, Inc. (“GigCapital4”; Nasdaq: GIGGU, GIG, GIGGW), a private-to-public equity (PPE)TM entity also known as special purpose acquisition company (“SPAC”), announced today that it has filed on November 5 its definitive proxy statement/prospectus with the U.S. Securities and Exchange Commission (“SEC”) in connection with GigCapital4’s Special Meeting of Stockholders relating to the previously announced business combination (the “Business Combination”) with BigBear.ai, a leading provider of artificial intelligence (“AI”), machine learning, cloud-based big data analytics, and cyber engineering solutions.

The Special Meeting of GigCapital4’s stockholders will be held at 1 p.m. Eastern Time/10 a.m. Pacific Time on December 3, 2021 in connection with the Business Combination. The proxy statement/prospectus is being mailed to the Company’s stockholders of record as of the close of business on October 5, 2021 (the “Record Date”).

Upon closing of the transaction, the combined company will be named BigBear.ai, Inc. and its shares of common stock and warrants are expected to trade on the New York Stock Exchange under the symbols “BBAI” and “BBAIW,” respectively.

BigBear.ai’s suite of AI-powered technology transforms complex, raw data into knowledge to optimize human decision making. Its end-to-end software and technology operationalizes artificial intelligence and machine learning (“AI/ML”) at scale, and integrates easily into public and private sector customers’ existing technology.

Dr. Raluca Dinu, Founding Managing Partner of GigCapital Global and CEO of GigCapital4, said, “BigBear.ai provides a unique platform of advanced AI and machine learning capabilities at a critical period of growth in the AI/ML market. With a strong financial position, deep network of relationships and talented management team, BigBear.ai is well positioned to capitalize on opportunities in the commercial and defense sectors. We look forward to continuing our collaboration with BigBear.ai on the path to completing the business combination.”

Dr. Reggie Brothers, Chief Executive Officer of BigBear.ai, said, “We are pleased to reach this milestone and take the next step on the path toward becoming a public company. This transaction will allow us to accelerate our growth plans and leverage the massive opportunity in the fast-growing AI/ML addressable market. Across the public and commercial sectors, organizations are overwhelmed by an immense volume of data, and that data is accumulating at an accelerated pace. BigBear.ai operationalizes AI to cut through the noise and help customers get to a better outcome. With over 20 years of experience using data analytics to help our customers improve their competitive positioning by making better and faster decisions, we are excited to expand our capabilities and bring our expertise to more customers across the public and commercial markets.”

Jeffrey Hart, Principal at AE Industrial Partners, said, “BigBear.ai has been trusted by its diverse base of government and defense customers to support mission-critical decision making for years, and the company is now positioned to bring that expertise to an expanding market of commercial and state and local government customers. This transaction provides the resources to make this vision a reality by funding investments in sales and marketing, R&D and targeted M&A.”

Kirk Konert, Partner at AE Industrial Partners, said, “AE Industrial is proud to have supported BigBear.ai’s journey to become a leading AI public company since its founding and looks forward to being part of its continued success. As the major shareholder, AE Industrial is excited about the growth and long-term stability of this company. I am also thrilled to continue to serve as a board member of the company and help leverage AE’s strategic expertise to further BigBear.ai’s future success.”

As previously announced, the transaction values BigBear.ai at a pro forma enterprise value of approximately $1.57 billion, implying an EV / FY2022E multiple of 5.6x. Assuming no redemptions by GigCapital4 public stockholders, the Company is expected to have approximately $330 million in cash upon closing of the transaction, providing the capital flexibility needed to support organic and inorganic growth. The cash component of the purchase price to be paid to the equity holders of BigBear.ai is expected to be funded by GigCapital4’s cash in trust (minus any redemptions by public stockholders), and a $200 million convertible senior unsecured note private placement with institutional investors including Fortress, Marathon, and Highbridge. The 5-year unsecured convertible notes, which shall bear interest at a rate of 6% per annum, are convertible into common shares of the combined company at a conversion price of $11.50.

Virtual Meeting Information

The GigCapital4 Special Meeting of Stockholders can be accessed by visiting www.virtualshareholdermeeting.com/GIG2021SM, where GigCapital4 stockholders will be able to listen to the meeting, submit questions and vote online. GigCapital4 encourages its stockholders to read the entire final proxy statement/prospectus, including the Annexes and other documents referred to therein, carefully and in their entirety. Holders of GigCapital4 stock who need assistance voting or have questions regarding the Extraordinary General Meeting may contact GigCapital4’s proxy solicitor, Morrow Sodali, at (203) 658-9400 or email at GIG.info@investor.morrowsodali.com.

Advisors

William Blair is serving as exclusive financial advisor, Kirkland and Ellis LLP is serving as legal counsel, and Grant Thornton is serving as auditor to BigBear.ai. Oppenheimer & Co Inc. is serving as Capital Markets Advisor and Placement Agent, and BMO Capital Markets is serving as Exclusive Financial Advisor, DLA Piper LLP (US) is serving as legal counsel, and BPM LLP is serving as auditors to GigCapital4. Mayer Brown LLP is serving as legal counsel to Oppenheimer & Co Inc., BMO Capital Markets and William Blair.

About BigBear.ai

A leader in decision dominance for more than 20 years, BigBear.ai operationalizes artificial intelligence and machine learning at scale through its end-to-end data analytics platform. The Company uses its proprietary AI/ML technology to support its customers’ decision-making processes and deliver practical solutions that work in complex, realistic and imperfect data environments. BigBear.ai’s composable AI-powered platform solutions work together as often as they stand alone: Observe (data ingestion and conflation), Orient (composable machine learning at scale), and Dominate (visual anticipatory intelligence and optimization).

BigBear.ai’s customers, which include the U.S. Intelligence Community, Department of Defense, the U.S. Federal Government, as well as customers in the commercial sector, rely on BigBear.ai’s high value software products and technology to analyze information, identify and manage risk, and support mission critical decision making. Headquartered in Columbia, Maryland, BigBear.ai has additional locations in Virginia, Massachusetts, Michigan, and California. For more information, please visit: http://bigbear.ai/ and follow BigBear.ai on Twitter: @BigBearai.

About GigCapital4

GigCapital4, Inc. is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company (SPAC), focusing on the technology, media and telecommunications (TMT) and sustainable industries. It was sponsored by GigAcquisitions4, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

“Private-to-Public Equity (PPE)” is a trademark of GigFounders, LLC, an affiliate GigCapital4, and is used pursuant to agreement.

Participants in Solicitation

BigBear.ai, GigCapital4 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital4’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital4’s directors and executive officers is available in its final prospectus prepared and filed with the SEC on February 10, 2021 under Rule 424(b)(4) promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and related to its previously filed Registration Statement on Form S-1. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the definitive proxy statement related to the proposed business combination and related transactions, and which can be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

In connection with the proposed business combination, GigCapital4 has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement under the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). GigCapital4 will subsequently mail a definitive proxy statement relating to the proposed business combination to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Additional information about the proposed business combination and related transactions will be described in GigCapital4’s proxy statement relating to the proposed business combination and the respective businesses of GigCapital4 and BigBear.ai. The proposed business combination and related transactions will be submitted to stockholders of GigCapital4 for their consideration. GigCapital4’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these materials will contain important information about BigBear.ai, GigCapital4 and the proposed business combination and related transactions. The definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of GigCapital4 as of October 5, 2021, which has been established as the record date for voting on the proposed business combinations and related transactions.

Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by GigCapital4, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital4, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, and the timing of the consummation of the business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management of GigCapital4 and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to BigBear.ai; risks related to the rollout of BigBear.ai’s business and the timing of expected business milestones; the effects of competition on BigBear.ai’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or GigCapital4’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading

“Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. There may be additional risks that neither GigCapital4 nor BigBear.ai presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this press release, based on information available to GigCapital4 and BigBear.ai as of the date hereof. GigCapital4 and BigBear.ai assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. While GigCapital4 and BigBear.ai may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear.ai specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear.ai’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

For BigBear.ai:

Reevemark

Paul Caminiti/Delia Cannan/Pam Greene

212-433-4600

bigbear.ai@reevemark.com

For GigCapital4:

ICR

Brian Ruby

Brian.ruby@icrinc.com